THRIVENT MUTUAL FUNDS

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2011,

with respect to

Thrivent Partner Worldwide Allocation Fund and

Thrivent Partner International Stock Fund

The summary sections of the prospectus for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund are amended, effective July 1, 2011. The descriptions pertaining to Mercator Asset Management, LP under “Portfolio Manager(s)” are deleted and replaced with the following:

James E. Chaney serves as portfolio manager for the Mercator portion of the Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The “Portfolio Management” section of the prospectus is also amended, effective July 1, 2011. The descriptions under Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund pertaining to Mercator Asset Management, LP are deleted and replaced with the following:

Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The date of this Supplement is June 30, 2011.

Please include this Supplement with your Prospectus.